UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2022
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Pinterest, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38872	26-3607129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 762-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	PINS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 17, 2022, as part of its periodic review of corporate governance matters and in connection with the new Securities and Exchange Commission rules regarding universal proxy cards and certain recent changes to the Delaware General Corporation Law (the “DGCL”), the Board of Directors (the “Board”) of Pinterest, Inc. (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended and restated, the “A&R Bylaws”), effective as of such date, in order to, among other things:
•provide stockholders with a proxy access right permitting a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate, and have included in the Company’s proxy materials, director nominees constituting up to the greater of two individuals or 20% of the board, provided that the stockholder(s) and the proxy access nominee(s) satisfy the requirements and the procedures set forth in the A&R Bylaws;
•update the procedures and disclosure requirements for director nominations made and business proposals submitted by stockholders (other than proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended), to require, among other things:
◦with respect to a director nomination, certain representations regarding engaging in a solicitation with respect to such nomination, and to provide certain related documentation and confirmations; and
◦that a stockholder soliciting proxies from other stockholders use a proxy card color other than white;

•reflect recent amendments to the DGCL, including to update procedures regarding stockholder meeting adjournment, notice and stockholder lists, implement an emergency bylaw, update procedures regarding electronic notice applicable to stockholder meetings and opt out of DGCL Section 116 regarding electronic delivery of documents or information.

Additional amendments were made to make clarifying or conforming language changes, in addiition to technical or ministerial changes. The foregoing description is qualified in its entirety by reference to the full text of the A&R Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINTEREST, INC.

Date: November 22, 2022	By:	/s/ Wanjiku Walcott
Wanjiku J. Walcott
Chief Legal Officer and Secretary